UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2010 (December 29, 2008)

New Bastion Development, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of Incorporation or Organization)	001-04124 (Commission File Number)	23-1364981 (I.R.S. Employer Identification No.)

11985 Southern Blvd, Suite 191, Royal Palm Beach, Florida	33411
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  866-541-0625

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 5, 2009 the registrant filed a Current Report on Form 8-K (“Initial Report”) with the Securities and Exchange Commission pursuant to Items 2.01 3.02, 5.02 and 9.01 thereof to disclose its acquisition of New Bastion Development, Inc., a Florida corporation. The transaction closed on December 29, 2008. The Initial Report did not include Item 5.03. This Amendment No. 1 amends the Initial Report solely to include Item 5.03 as part of the Initial Report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 29, 2008 the registrant’s fiscal year end changed from January 31 to December 31 to conform to the fiscal year end of New Bastion Development, Inc., a Florida corporation.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW BASTION DEVELOPMENT, INC.

By: /s/  Elliot Bellen_

Elliot Bellen,

Chief Executive Officer

Dated December 20, 2010